Commitments	12 Months Ended
Dec. 31, 2021
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Commitments
Note 19. Commitments
Accounting policy
The commitment amounts are associated with contracts that are enforceable and legally binding and that specify all significant terms, including fixed or minimum services to be used, fixed, minimum or variable price provisions, and the approximate timing of the actions under the contracts. They do not include obligations under agreements that we can cancel without a significant penalty.
Details of commitments

As of December 31, 2021	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years

	$ in thousands

License and collaboration agreements	17,580	1,530	3,060	3,060	9,930
Clinical & Research and Development agreements	444	444	—	—	—
IT licensing agreements	1,101	445	655	—	—

Total commitments	19,125	2,419	3,715	3,060	9,930

Obligations under the terms of license and collaboration agreements
We have entered into various license agreements with third parties that subject us to certain fixed license fees, as well as fees based on future events, such as research and sales milestones.
We also have collaboration agreements whereby we are obligated to pay royalties and milestone payments based on future events that are uncertain and therefore they are not included in the table above.
Obligations under the terms of Clinical & Research agreements
We have entered into clinical and research agreements where we are obligated to pay for services to be provided in the next years regarding our research collaboration agreements, clinical trials and translational research projects.
Obligations under the terms of IT licensing agreements
We have entered into an IT licensing agreement and have related obligations to pay licensing fees.